Accrued Liabilities and Other Current Liabilities - Schedule of Accrued Liabilities and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Payables And Accruals [Abstract]
Accrued payroll and welfare payables	¥ 51,607	$ 7,506	¥ 38,704
Other taxes and surcharge	11,277	1,640	2,676
Service fees	11,130	1,619	560
Acquisition of fixed assets	104	15	9,731
Others	2,548	371	968
Total accrued liabilities and other current liabilities	¥ 76,666	$ 11,151	¥ 52,639